SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2002


                                  HOWTEK, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                        1-09341                        02-0377419
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


21 Park Avenue, Hudson, New Hampshire                              03051
(Address of principal executive offices)                         (zip code)


Registrant's telephone number, including area code  (603) 882-5200


        ---------------------------------------------------------------
       (Former name or former address, if changed since the last report)

Item 5 Other Information

On June 5, 2002 Intelligent Systems Software, Inc. ("ISSI") and Howtek, Inc. issued a press release regarding a lawsuit commenced by R2 Technology, Inc. and Shih-Ping Wang against ISSI on June 3, 2002 in the United States District Court for the District of Delaware. For more information please see the copy of the June 5, 2002 press release attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

      99.1 Press release of Intelligent Systems Software, Inc. and Howtek, Inc. dated June 5, 2002.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOWTEK, INC.


                                            By: /s/ W. Scott Parr
                                               ------------------------
                                               W. Scott Parr, President


Dated:  June 7, 2002


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